UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                April 13, 2006
                                --------------


                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                                    --------
                 (State or other jurisdiction of incorporation)

         0-27637                                      47-0811483
         -------                                      ----------
 (Commission File Number)                  (IRS Employer Identification No.)

                          703 WATERFORD WAY, SUITE 690,
                                 MIAMI, FL 33126
                          -----------------------------
              (Address and zip code of principal executive office)

                                  305-374-2036
                                  ------------
              (Registrant's telephone Number, including area code)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE.

         On April 13, 2006 the Company issued a press release reporting the filing of a preliminary information statement with the Securities and Exchange Commission and the potential transactions disclosed therein. The press release is included as an exhibit to this report. The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

99.1   Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of April, 2006.

                                    Global Entertainment Holdings/Equities, Inc.



                                    By: /s/ Clinton Snyder
                                        ----------------------------------------
                                        Clinton Snyder, Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    99.1      Press Release